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                                                                EXHIBIT 23.3

                                   CONSENT

                                APRIL 23, 1998


Board of Directors
Primera Foods Corporation
612 South 8th Street
Cameron, WI  54822

Gentlemen:

     Urner Barry Publications, Inc. hereby consents to the use of our name in your Form S-1 Registration Statement filed with the Securities and Exchange Commission.

                                                Sincerely,

                                                /s/ Michael E. O'Shaughnessy
                                                -----------------------------
                                                Print Name  M. O'SHAUGHNESSY
                                                          -------------------
                                                Title PRESIDENT
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